UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_____________

FORM 8-K/A

Amendment No. 1
_____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2013

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	1-14174 (Commission File No.)	58-2210952 (I.R.S Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
 (Address and zip code of principal executive offices)

404-584-4000
 (Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]                           Written communications pursuant to Rule 425 under the Securities Act.
[   ]                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[   ]                           Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
[   ]                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.    Results of Operations and Financial Condition.

    As previously reported in the Current Report on Form 8-K of AGL Resources Inc. (the “Company”) filed on January 11, 2013 (the “Prior Report”), the Company issued a press release on January 10, 2013 announcing that it expects its 2012 earnings results to be negatively impacted by mark-to-market accounting hedge losses in its wholesale services segment and warmer than normal weather in the distribution operations and retail operations segments.  The Company announced that it currently expects preliminary adjusted diluted earnings per share of approximately $2.45 for its fiscal year ended December 31, 2012.

    Adjusted earnings per share excludes expenses related to the Company’s merger with Nicor Inc. (“Nicor”) and expense adjustments related to the former performance-based rate (“PBR”) plan for natural gas costs of the Company’s subsidiary, Northern Illinois Gas Company, doing business as Nicor Gas Company (“Nicor Gas”). Adjusted earnings per share is not a financial measure presented in accordance with accounting principles generally accepted in the United States (“GAAP”).  As the Company does not routinely engage in transactions of the magnitude of its merger with Nicor, and consequently does not regularly incur transaction and integration-related expenses of correlative size, and because of the non-recurring nature of any liability arising from a resolution of the Nicor Gas PBR case, the Company believes presenting earnings per share excluding these expenses provides investors with an additional measure of the Company’s core operating performance.

    A reconciliation of the Company’s expected adjusted earnings per share for 2012 of $2.45 to its expected earnings per share calculated in accordance with GAAP is furnished herewith as Exhibit 99.2.

    This Amendment No. 1 to the Prior Report amends and supplements the Prior Report.

    The information under this Item, 2.02, as well as Exhibit 99.2 referenced herein, shall not be deemed “filed”  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, unless the Company expressly so incorporates such information by reference.

It     Item  9.01.    Financial Statements and Exhibits.

(       (d) Exhibits.

Exhibit No.	Description

99.1	Press release dated January 10, 2013 regarding full-year 2012 earnings results (furnished with the Prior Report).
99.2	Reconciliation of Non-GAAP Earnings Per Share to GAAP Earnings Per Share (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.

Date:  January 17, 2013
                      By: /s/Andrew W. Evans
Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 10, 2013 regarding full-year 2012 earnings results (furnished with the Prior Report).
99.2	Reconciliation of Non-GAAP Earnings Per Share to GAAP Earnings Per Share (furnished herewith).